UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 10, 2011

MagnaChip Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34791	83-0406195
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o MagnaChip Semiconductor S.A., 74, rue de Merl, B.P. 709, L-2017 Luxembourg, Grand Duchy of Luxembourg	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (352) 45-62-62

MagnaChip Semiconductor LLC

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 10, 2011, MagnaChip Semiconductor Corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Deutsche Bank Securities Inc., and Goldman, Sachs & Co., as representatives of the underwriters named therein, in connection with the underwritten initial public offering (the “Offering”) of 9,500,000 shares of Common Stock, par value $0.01 per share (“Common Stock”), of the Company, consisting of 950,000 newly-issued shares of Common Stock (the “Primary Shares”) sold by the Company, and 8,550,000 shares of Common Stock (the “Secondary Shares”) sold by certain stockholders of the Company (the “Selling Stockholders”). All of the shares of Common Stock offered and sold pursuant to the Underwriting Agreement were sold in the form of the Company’s depositary shares (the “Depositary Shares”), each of which represents a fractional ownership interest in a Primary Share and a Secondary Share, at an initial price to the public of $14.00 per share. As part of the Offering, the Company and Selling Stockholders granted the underwriters a 30-day option to purchase up to an additional 142,500 shares of Common Stock from the Company and up to an additional 1,282,500 shares of Common Stock from the Selling Stockholders, all in the form of Depositary Shares. The Company will not receive any proceeds from the sale of shares of Common Stock by the Selling Stockholders. Assuming no exercise of the underwriters’ over-allotment option, the net proceeds of the Offering, after underwriting discounts and expenses, to the Company will be approximately $1.6 million.

The Underwriting Agreement contains customary representations, warranties and covenants among the parties as of the date of entering into such Underwriting Agreement; and these representations, warranties and covenants are not factual information to investors about the Company or the underwriters. The Underwriting Agreement is filed as Exhibit 1.1 to the Company’s Registration Statement on Form S-1 (File No. 333-165467) declared effective by the Securities and Exchange Commission on March 10, 2011 (the “Registration Statement”) and is incorporated herein by reference. The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

The shares of Common Stock were registered under the Securities Act of 1933, as amended, pursuant to the Registration Statement For information concerning other material relationships between the Company and the underwriter parties to the Underwriting Agreement, see the section entitled “Underwriting” in the Company’s prospectus, dated March 10, 2011, contained in the Registration Statement.

In addition, on March 10, 2011, in connection with the Offering, the Company entered into a Deposit Agreement (the “Deposit Agreement”) with American Stock Transfer & Trust Company, LLC (the “Depositary”) as Depositary, Custodian and Registrar, and the holders and beneficial owners of Depositary Shares.

The Deposit Agreement contains customary representations, warranties and covenants between the Company and the Depositary with respect to the deposit of Common Stock with the Depositary and issuance of Depositary Shares thereunder, together with the respective relative rights of holders of Depositary Shares as shown on the books and records of the Depositary, the issuance of depositary receipts evidencing such Depositary Shares and the circumstances of termination and release of the underlying shares of Common Stock represented by such Depositary Shares. The Deposit Agreement is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the material terms of the Deposit Agreement is qualified in its entirety by reference to such exhibit.

The Depositary also serves as transfer agent and registrar for the Company’s Common Stock and Depositary Shares.

Item 3.03	Material Modification to Rights of Security Holders.

The disclosure under Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On March 10, 2011, the Company’s stockholders approved the 2011 Equity Incentive Plan (the “Equity Incentive Plan”) and the 2011 Employee Stock Purchase Plan (the “ESPP”). The Equity Incentive Plan provides for the granting of stock options, stock appreciation rights, restricted stock and other stock-based or cash-based awards or dividend equivalent rights to key employees, directors and consultants having a service relationship with the Company, its subsidiaries and certain of its affiliates. The ESPP provides for employees to be able to purchase the Company’s Common Stock during specified purchase periods and prices set forth therein. The Equity Incentive Plan and ESPP are filed as exhibits 10.25 and 10.26 to Registration Statement and are incorporated herein by reference. The description of the material terms of the Equity Incentive Plan and ESPP are qualified in its entirety by reference to such exhibits.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 16, 2011, the former members of MagnaChip Semiconductor LLC (“MagnaChip LLC”), predecessor to the Company, approved the conversion of MagnaChip LLC from a Delaware limited liability company to a Delaware corporation as permitted under Title 8, Section 265 of the Delaware General Corporation Law and Title 6, Section 18-216 of the Delaware Limited Liability Company Act (the “Conversion”). As part of the Conversion, which was effective on March 10, 2011, the Company filed a Certificate of Conversion (the “Certificate of Conversion”) with the State of Delaware and adopted a new Certificate of Incorporation (the “Certificate of Incorporation”) and Bylaws (the “Bylaws”). The members were issued one share of Common Stock in exchange for each eight (8) units of MagnaChip LLC in the Conversion. Pursuant to the Conversion, the Company changed its name to “MagnaChip Semiconductor Corporation.”

The Certificate of Conversion, the Certificate of Incorporation and the Bylaws are filed as Exhibit 3.1, Exhibit 3.2 and Exhibit 3.3 hereto, respectively, and such exhibits are incorporated by reference herein.

Item 8.01	Other Events.

On March 10, 2011, the Company issued a press release announcing the pricing of the Offering described in Item 1.01 above. A copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. See Exhibit Index immediately following the signature page hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2011	MAGNACHIP SEMICONDUCTOR CORPORATION

	By:	/s/ John McFarland
Name: John McFarland
Title: Senior Vice President, General Counsel and Secretary

Exhibit No.	Description of Exhibit

1.1	Form of Underwriting Agreement (1)

3.1	Certificate of Conversion of MagnaChip Semiconductor LLC

3.2	Certificate of Incorporation of MagnaChip Semiconductor Corporation

3.3	Bylaws of MagnaChip Semiconductor Corporation

4.2	Deposit Agreement, dated as of March 10, 2011, among MagnaChip Semiconductor Corporation, American Stock Transfer & Trust Company, LLC, as the depositary, custodian and registrar, and the holders and beneficial owners of depositary shares

10.25	MagnaChip Semiconductor Corporation 2011 Equity Incentive Plan (1)

10.26	MagnaChip Semiconductor Corporation 2011 Employee Stock Purchase Plan (1)

99.1	Press release for MagnaChip Semiconductor Corporation dated March 10, 2011 announcing the pricing of the initial public offering of MagnaChip Semiconductor Corporation

Footnotes:

(1)	Previously filed as an exhibit to Amendment No. 9 to Registration Statement on Form S-1 filed on February 18, 2011 (Registration No. 333-165467).